View from Arlington Tower

Supplemental Operating and Financial Data

First Quarter 2018

Contact:
Tejal R. Engman
Vice President, Investor Relations
E-Mail: tengman@washreit.com

WASHINGTON★REIT

Company Background and Highlights
First Quarter 2018

Washington Real Estate Investment Trust ("Washington REIT") owns and operates uniquely positioned real estate assets in the Washington D.C. market. As of March 31, 2018, Washington REIT owned a diversified portfolio of 49 properties, totaling approximately 6.4 million square feet of commercial space and 4,268 multifamily units, and land held for development. These 49 properties consist of 20 office properties, 16 retail centers and 13 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE)

FINANCIAL STRENGTH

Q1 2018 CORE FAD PAYOUT RATIO	DEBT SERVICE COVERAGE RATIO	TARGET NET DEBT TO ADJ EBITDA MID TO LOW	INVESTMENT GRADE CREDIT RATING	SECURED DEBT TO TOTAL ASSETS	Q1 2018 SAME-STORE NOI GROWTH
73.2%	3.6x	6s	Baa2 STABLE BBB STABLE	3.0%	2.4%

CORE FFO GROWTH TRAJECTORY

$1.63
$1.71
$1.76
$1.82
$1.86
2014
2015
2016
2017
2018 midpoint

Q1 2018 NOI BY ASSET CLASS

RETAIL
21%
OFFICE
53%
MULTIFAMILY
26%

FY 2018 SAME-STORE NOI GROWTH GUIDANCE

2.5% to 3.5%
Overall
1% to 2%
Retail
2.5% to 3.5%
Multifamily
4.0% to 5.0%
Office

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Three Months Ended
OPERATING RESULTS	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Real estate rental revenue	$84,881	$81,302	$82,819	$83,456	$77,501
Real estate expenses	(29,901)	(29,450)	(29,646)	(28,691)	(27,863)
54,980	51,852	53,173	54,765	49,638
Real estate depreciation and amortization	(29,969)	(28,785)	(27,941)	(29,261)	(26,069)
Income from real estate	25,011	23,067	25,232	25,504	23,569
Interest expense	(12,827)	(11,900)	(12,176)	(12,053)	(11,405)
Other income	—	298	84	48	77
Gain on sale of real estate	—	24,915	—	—	—
Loss on extinguishment of debt	(1,178)	—	—	—	—
Real estate impairment	(1,886)	(28,152)	(5,000)	—	—
General and administrative expenses	(5,821)	(5,868)	(5,327)	(5,759)	(5,626)
Income tax (expense) benefit	—	(23)	—	107	—
Net income	3,299	2,337	2,813	7,847	6,615
Less: Net loss from noncontrolling interests	—	—	20	17	19
Net income attributable to the controlling interests	$3,299	$2,337	$2,833	$7,864	$6,634
Per Share Data:
Net income attributable to the controlling interests	$0.04	$0.03	$0.04	$0.10	$0.09
Fully diluted weighted average shares outstanding	78,547	78,478	77,423	76,830	74,966
Percentage of Revenues:
Real estate expenses	35.2%	36.2%	35.8%	34.4%	36.0%
General and administrative	6.9%	7.2%	6.4%	6.9%	7.3%
Ratios:
Adjusted EBITDA / Interest expense	3.9	x	3.9	x	4.0	x	4.1	x	3.9	x
Net income attributable to the controlling interests / Real estate rental revenue	3.9%	2.9%	3.4%	9.4%	8.6%

Consolidated Balance Sheets (In thousands) (Unaudited)

	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Assets
Land	$614,659	$588,025	$615,280	$616,444	$573,315
Income producing property	2,211,529	2,113,977	2,214,864	2,201,846	2,123,807
	2,826,188	2,702,002	2,830,144	2,818,290	2,697,122
Accumulated depreciation and amortization	(698,450)	(683,692)	(715,228)	(691,515)	(680,231)
Net income producing property	2,127,738	2,018,310	2,114,916	2,126,775	2,016,891
Development in progress, including land held for development	61,712	54,422	49,065	46,154	42,914
Total real estate held for investment, net	2,189,450	2,072,732	2,163,981	2,172,929	2,059,805
Investment in real estate held for sale, net	93,048	68,534	7,011	6,983	—
Cash and cash equivalents	11,510	9,847	11,326	13,237	15,214
Restricted cash	2,469	2,776	1,442	1,506	1,430
Rents and other receivables, net of allowance for doubtful accounts	71,499	69,766	73,545	72,149	69,038
Prepaid expenses and other assets	148,088	125,087	126,589	121,005	108,622
Other assets related to properties sold or held for sale	2,231	10,684	400	303	—
Total assets	$2,518,295	$2,359,426	$2,384,294	$2,388,112	$2,254,109
Liabilities
Notes payable	$994,425	$894,358	$894,103	$893,763	$893,424
Mortgage notes payable	93,991	95,141	96,045	96,934	97,814
Lines of credit	260,000	166,000	189,000	228,000	123,000
Accounts payable and other liabilities	64,823	61,565	66,393	60,165	50,684
Dividend payable	—	23,581	—	—	—
Advance rents	12,441	12,487	10,723	11,956	11,948
Tenant security deposits	9,466	9,149	9,528	9,263	9,002
Liabilities related to properties sold or held for sale	2,385	1,809	311	322	—
Total liabilities	1,437,531	1,264,090	1,266,103	1,300,403	1,185,872
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	786	785	785	769	757
Additional paid-in capital	1,485,765	1,483,980	1,487,157	1,435,994	1,400,093
Distributions in excess of net income	(419,633)	(399,213)	(377,968)	(357,308)	(342,020)
Accumulated other comprehensive loss	13,484	9,419	6,848	6,857	8,346
Total shareholders' equity	1,080,402	1,094,971	1,116,822	1,086,312	1,067,176
Noncontrolling interests in subsidiaries	362	365	1,369	1,397	1,061
Total equity	1,080,764	1,095,336	1,118,191	1,087,709	1,068,237
Total liabilities and equity	$2,518,295	$2,359,426	$2,384,294	$2,388,112	$2,254,109

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Funds from operations(1)
Net income	$3,299	$2,337	$2,813	$7,847	$6,615
Real estate depreciation and amortization	29,969	28,785	27,941	29,261	26,069
Gain on sale of depreciable real estate	—	(23,838)	—	—	—
Real estate impairment	1,886	28,152	5,000	—	—
NAREIT funds from operations (FFO)	35,154	35,436	35,754	37,108	32,684
Loss on extinguishment of debt	1,178	—	—	—	—
Gain on sale of non depreciable real estate	—	(1,077)	—	—	—
Structuring expenses	—	—	—	104	215
Core FFO (1)	$36,332	$34,359	$35,754	$37,212	$32,899

Allocation to participating securities(2)	(144)	(71)	(107)	(107)	(78)

NAREIT FFO per share - basic	$0.45	$0.45	$0.46	$0.48	$0.44
NAREIT FFO per share - fully diluted	$0.45	$0.45	$0.46	$0.48	$0.43
Core FFO per share - fully diluted	$0.46	$0.44	$0.46	$0.48	$0.44

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	78,483	78,386	77,291	76,705	74,854
Average shares - fully diluted	78,547	78,478	77,423	76,830	74,966
(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Funds available for distribution (FAD)(1)
NAREIT FFO	$35,154	$35,436	$35,754	$37,108	$32,684
Non-cash loss on extinguishment of debt	1,178	—	—	—	—
Tenant improvements and incentives	(4,667)	(7,788)	(1,822)	(2,630)	(5,942)
External and internal leasing commissions	(447)	(1,741)	(1,727)	(1,414)	(2,523)
Recurring capital improvements	(623)	(4,455)	(1,315)	(663)	(405)
Straight-line rent, net	(1,203)	(1,238)	(1,187)	(1,106)	(849)
Non-cash fair value interest expense	(219)	(221)	(223)	(224)	(302)
Non-real estate depreciation and amortization of debt costs	956	943	880	815	899
Amortization of lease intangibles, net	620	436	560	585	850
Amortization and expensing of restricted share and unit compensation	1,540	1,211	1,245	1,186	1,130
FAD	32,289	22,583	32,165	33,657	25,542
Gain on sale of non depreciable real estate	—	(1,077)	—	—	—
Structuring expenses	—	—	—	104	215
Core FAD (1)	$32,289	$21,506	$32,165	$33,761	$25,757

(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Adjusted EBITDA (1)
Net income	$3,299	$2,337	$2,813	$7,847	$6,615
Add:
Interest expense	12,827	11,900	12,176	12,053	11,405
Real estate depreciation and amortization	29,969	28,785	27,941	29,261	26,069
Income tax expense (benefit)	—	23	—	(107)	—
Real estate impairment	1,886	28,152	5,000	—	—
Non-real estate depreciation	255	243	178	120	116
Structuring expenses	—	—	—	104	215
Less:
Gain on sale of real estate	—	(24,915)	—	—	—
Loss on extinguishment of debt	1,178	—	—	—	—
Adjusted EBITDA	$49,414	$46,525	$48,108	$49,278	$44,420

(1)   Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expense, gain from non-disposal activities and allocations to noncontrolling interests. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Balances Outstanding

Secured
Mortgage note payable, net	$93,991	$95,141	$96,045	$96,934	$97,814
Unsecured
Fixed rate bonds	596,219	595,972	595,809	595,562	595,315
Term loans	398,206	298,386	298,294	298,201	298,109
Credit facility	260,000	166,000	189,000	228,000	123,000
Unsecured total	1,254,425	1,060,358	1,083,103	1,121,763	1,016,424
Total	$1,348,416	$1,155,499	$1,179,148	$1,218,697	$1,114,238

Weighted Average Interest Rates

Secured
Mortgage note payable, net	4.5%	4.5%	4.5%	4.5%	4.5%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (1)	2.6%	2.8%	2.8%	2.8%	2.8%
Credit facility	2.9%	2.5%	2.2%	2.2%	2.0%
Unsecured total	3.7%	3.8%	3.8%	3.7%	3.8%
Weighted Average	3.7%	3.9%	3.8%	3.8%	3.9%

(1) Washington REIT has entered into interest rate swaps to effectively fix the floating interest rates on its term loans (see page 10 of this Supplemental)

Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
, except per share data)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt		Credit Facility		Total Debt	Avg Interest Rate
2018	$31,674	$—		$—		$31,674	5.4%
2019	—	—		—		—
2020	—	250,000		—		250,000	5.1%
2021	—	150,000	(2)	—		150,000	2.7%
2022	44,517	300,000		260,000	(1)	604,517	3.5%
2023	—	250,000	(3)	—		250,000	2.6%
2024	—	—		—		—
2025	—	—		—		—
2026	—	—		—		—
2027	—	—		—		—
2028	—	50,000		—		50,000	7.4%
Thereafter	—	—		—		—
Scheduled principal payments	$76,191	$1,000,000		$260,000		$1,336,191	3.7%
Scheduled amortization payments	14,952	—		—		14,952	4.8%
Net discounts/premiums	3,166	(1,482)		—		1,684
Loan costs, net of amortization	(318)	(4,093)		—		(4,411)
Total maturities	$93,991	$994,425		$260,000		$1,348,416	3.7%
Weighted average maturity = 3.6 years
(1) Maturity date for credit facility may be extended for up to two additional 6-month periods at Washington REIT's option.
(2) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate commencing October 15, 2015.
(3) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.31% all-in fixed interest rate commencing March 29, 2017 for a $150.0 million portion of the term loan. For the remaining $100.0 million portion of the term loan, Washington REIT has entered into a forward interest rate swap to effectively fix a LIBOR plus 100 basis points floating interest rate to a 3.71% all-in fixed interest rate commencing June 29, 2018.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended March 31, 2018	Covenant	Quarter Ended March 31, 2018	Covenant
% of Total Indebtedness to Total Assets(1)	42.5%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	4.3	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	3.0%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.4	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	36.3%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.69	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	2.5%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	35.6%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.20	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

	Three Months Ended
	3/31/2018		12/31/2017		9/30/2017		6/30/2017		3/31/2017
Market Data

Shares Outstanding	$78,636		$78,510		$78,464		$76,926		$75,702
Market Price per Share	27.30		31.12		32.76		31.90		31.28
Equity Market Capitalization	$2,146,763		$2,443,231		$2,570,481		$2,453,939		$2,367,959

Total Debt	$1,348,416		$1,155,499		$1,179,148		$1,218,697		$1,114,238
Total Market Capitalization	$3,495,179		$3,598,730		$3,749,629		$3,672,636		$3,482,197

Total Debt to Market Capitalization	0.39	:1	0.32	:1	0.31	:1	0.33	:1	0.32	:1

Earnings to Fixed Charges(1)	1.2x		1.2x		1.2x		1.6x		1.6x
Debt Service Coverage Ratio(2)	3.6x		3.7x		3.7x		3.9x		3.6x

Dividend Data	Three Months Ended
	3/31/2018		12/31/2017		9/30/2017		6/30/2017		3/31/2017
Total Dividends Declared	$23,719		$23,581		$23,493		$23,152		$22,607
Common Dividend Declared per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO basis)	65.2%		68.2%		65.2%		62.5%		68.2%
Payout Ratio (Core FAD basis)	73.2%								88.2%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio for the three months ended December 31, 2017 include gains on the sale of real estate of $24.9 million.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth 2018 vs. 2017

	Three Months Ended March 31,
	2018	2017	% Change
Cash Basis:
Multifamily	$14,247	$13,740	3.7%
Office	19,854	18,863	5.3%
Retail	11,290	11,508	(1.9)%
Overall Same-Store Portfolio (1)	$45,391	$44,111	2.9%

GAAP Basis:
Multifamily	$14,245	$13,737	3.7%
Office	19,714	18,809	4.8%
Retail	11,511	11,842	(2.8)%
Overall Same-Store Portfolio (1)	$45,470	$44,388	2.4%

(1) Non same-store properties were:
Acquisitions:
Office - Watergate 600 and Arlington Tower
Held for sale:
Office - 2445 M Street
Sold properties:
Office - Braddock Metro Center
Multifamily - Walker House Apartments

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2018
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$23,663	$31,596	$15,671	$—	$70,930
Non same-store (1)	—	13,951	—	—	13,951
Total	23,663	45,547	15,671	—	84,881
Real estate expenses
Same-store portfolio	9,418	11,882	4,160	—	25,460
Non same-store (1)	21	4,420	—	—	4,441
Total	9,439	16,302	4,160	—	29,901
Net Operating Income (NOI)
Same-store portfolio	14,245	19,714	11,511	—	45,470
Non same-store (1)	(21)	9,531	—	—	9,510
Total	$14,224	$29,245	$11,511	$—	$54,980

Same-store portfolio NOI (from above)	$14,245	$19,714	$11,511	$—	$45,470
Straight-line revenue, net for same-store properties	1	(745)	(100)	—	(844)
FAS 141 Min Rent	1	231	(169)	—	63
Amortization of lease intangibles for same-store properties	—	654	48	—	702
Same-store portfolio cash NOI	$14,247	$19,854	$11,290	$—	$45,391
Reconciliation of NOI to net income
Total NOI	$14,224	$29,245	$11,511	$—	$54,980
Depreciation and amortization	(7,884)	(18,381)	(3,515)	(189)	(29,969)
General and administrative	—	—	—	(5,821)	(5,821)
Interest expense	(965)	(298)	(170)	(11,394)	(12,827)
Loss on extinguishment of debt	—	—	—	(1,178)	(1,178)
Real estate impairment	—	—	—	(1,886)	(1,886)
Net income (loss)	5,375	10,566	7,826	(20,468)	3,299
Net loss attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$5,375	$10,566	$7,826	$(20,468)	$3,299

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2017
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$22,927	$30,468	$15,705	$—	$69,100
Non same-store (1)	842	7,559	—	—	8,401
Total	23,769	38,027	15,705	—	77,501

Real estate expenses
Same-store portfolio	9,190	11,659	3,863	—	24,712
Non same-store (1)	396	2,755	—	—	3,151
Total	9,586	14,414	3,863	—	27,863

Net Operating Income (NOI)
Same-store portfolio	13,737	18,809	11,842	—	44,388
Non same-store (1)	446	4,804	—	—	5,250
Total	$14,183	$23,613	$11,842	$—	$49,638

Same-store portfolio NOI (from above)	$13,737	$18,809	$11,842	$—	$44,388
Straight-line revenue, net for same-store properties	2	(905)	(156)	—	(1,059)
FAS 141 Min Rent	1	225	(227)	—	(1)
Amortization of lease intangibles for same-store properties	—	734	49	—	783
Same-store portfolio cash NOI	$13,740	$18,863	$11,508	$—	$44,111

Reconciliation of NOI to net income
Total NOI	$14,183	$23,613	$11,842	$—	$49,638
Depreciation and amortization	(7,490)	(14,672)	(3,707)	(200)	(26,069)
General and administrative	—	—	—	(5,626)	(5,626)
Interest expense	(978)	(148)	(194)	(10,085)	(11,405)
Other income	—	—	—	77	77
Net income (loss)	5,715	8,793	7,941	(15,834)	6,615
Net income attributable to noncontrolling interests	—	—	—	19	19
Net income (loss) attributable to the controlling interests	$5,715	$8,793	$7,941	$(15,815)	$6,634

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

Percentage of NOI
Q1 2018
DC
Multifamily	5.3%
Office	29.0%
Retail	1.7%
36.0%
Maryland
Multifamily	1.4%
Retail	12.4%
13.8%
Virginia
Multifamily	19.1%
Office	24.3%
Retail	6.8%
50.2%

Total Portfolio	100.0%

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1), (2)
Sector	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Multifamily (calculated on a unit basis)	95.2%	95.0%	94.8%	95.1%	94.4%

Multifamily	95.4%	94.1%	94.5%	94.9%	94.1%
Office	92.6%	92.0%	91.7%	91.0%	91.0%
Retail	91.1%	91.2%	93.5%	91.4%	93.8%

Overall Portfolio	93.3%	92.6%	93.3%	92.7%	93.0%

	Ending Occupancy - All Properties (2)
Sector	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Multifamily (calculated on a unit basis)	95.2%	95.0%	94.7%	95.1%	94.6%

Multifamily	95.4%	94.1%	94.5%	94.9%	94.2%
Office	92.8%	90.1%	93.2%	92.9%	92.4%
Retail	91.1%	91.2%	93.5%	91.4%	93.8%

Overall Portfolio	93.3%	91.8%	93.8%	93.4%	93.5%

(1) Non same-store properties were:
Acquisitions:
Office - Watergate 600 and Arlington Tower
Held for sale:
Office - 2445 M Street
Sold properties:
Office - Braddock Metro Center
Multifamily - Walker House Apartments
(2)   Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)," on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period. The occupied square footage for office and retail properties includes temporary lease agreements.

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties(1) (2)
Sector	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Multifamily (calculated on a unit basis)	95.4%	94.8%	95.3%	94.7%	94.2%

Multifamily	95.4%	94.8%	95.4%	94.8%	94.2%
Office	92.5%	91.6%	91.4%	91.5%	90.5%
Retail	91.1%	92.2%	93.2%	92.2%	94.1%

Overall Portfolio	93.3%	93.0%	93.4%	93.0%	92.9%

	Average Occupancy - All Properties (2)
Sector	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Multifamily (calculated on a unit basis)	95.4%	94.8%	95.3%	94.8%	94.2%

Multifamily	95.4%	94.8%	95.4%	94.9%	94.3%
Office	93.0%	89.8%	93.0%	93.2%	92.0%
Retail	91.1%	92.2%	93.2%	92.2%	94.1%

Overall Portfolio	93.4%	92.2%	93.9%	93.6%	93.3%

(1) Non same-store properties were:
Acquisitions:
Office - Watergate 600 and Arlington Tower
Held for sale:
Office - 2445 M Street
Sold properties:
Office - Braddock Metro Center
Multifamily - Walker House Apartments

(2) Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Acquisition and Disposition Summary

Acquisition
	Location	Acquisition Date	Property Type	Square Feet	3/31/2018 Leased Percentage	Contract Purchase Price (in thousands)
Arlington Tower	Arlington, Virginia	January 18, 2018	Office	396,000	94%	$250,000

Disposition
	Location	Disposition Date	Property Type	Square Feet	Contract Sales Price (in thousands)	GAAP Gain on Sale (in thousands)
Braddock Metro Center	Alexandria, Virginia	January 19, 2018	Office	356,000	$93,000	$—

Development/Redevelopment Summary
March 31, 2018

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Anticipated Construction Completion Date	Leased %
Development
Trove (Wellington land parcel), Arlington, VA	401 units	$122,252	$28,976	Phase I - third quarter 2019 (2)	N/A
				Phase II - third quarter 2020 (2)
Redevelopment
Spring Valley Village, Washington DC	14,000 additional square feet	$5,593	$3,319	second quarter 2018(3)	N/A

(1) Represents anticipated/actual cash expenditures, and excludes allocations of capitalized corporate overhead costs and interest.

(2) This development project has two phases: Phase I consists of two buildings totaling 226 units and a garage, with delivery of units anticipated to commence in third quarter 2019; Phase II consists of one building with 175 units, anticipated to deliver first units in third quarter 2020.

(3) Substantial completion of the new building and site work at Spring Valley Village anticipated in June 2018.

Multifamily Rental Rate Growth

Year over Year Rental Rate Growth (1)	1st Quarter 2018	4th Quarter 2017	3rd Quarter 2017	2nd Quarter 2017	1st Quarter 2017

Overall	2.0%	2.2%	2.1%	1.8%	1.2%

Average Monthly Rent per Unit	1st Quarter 2018	1st Quarter 2017	% Change
Class A	2,295	2,270	1.1%

Class B	1,625	1,590	2.2%

Overall	1,731	1,697	2.0%

(1) Calculates the change in rental rates for properties owned in both comparative periods.

Commercial Leasing Summary - New Leases

	1st Quarter 2018		4th Quarter 2017		3rd Quarter 2017		2nd Quarter 2017		1st Quarter 2017
Gross Leasing Square Footage
Office Buildings	26,975		21,729		45,318		192,352		36,102
Retail Centers	5,737		11,061		6,961		35,582		8,355
Total	32,712		32,790		52,279		227,934		44,457
Weighted Average Term (years)
Office Buildings	3.7		5.4		8.9		11.7		8.5
Retail Centers	9.0		5.3		6.6		11.6		6.2
Total	4.6		5.4		8.6		11.7		8.1
Weighted Average Free Rent Period (months)
Office Buildings	3.6		3.7		7.2		12.5		9.1
Retail Centers	0.6		2.5		2.2		6.9		2.7
Total	3.1		3.4		6.8		11.6		8.0

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$45.79	$47.35	$44.80	$47.40	$51.09	$52.17	$36.32	$38.30	$32.50	$33.83
Retail Centers	52.65	48.87	25.39	25.27	30.95	31.18	21.80	21.06	37.15	35.16
Total	$46.99	$47.61	$38.25	$39.94	$48.41	$49.37	$34.13	$35.69	$33.37	$34.08

Rate on new leases
Office Buildings	$50.14	$48.38	$52.58	$50.19	$61.14	$55.43	$31.14	$30.63	$43.20	$38.67
Retail Centers	50.03	44.20	27.45	26.46	35.91	34.48	36.28	33.14	36.39	34.46
Total	$50.12	$47.65	$44.11	$42.19	$57.78	$52.64	$31.92	$31.01	$41.92	$37.88

Percentage Increase
Office Buildings	9.5%	2.2%	17.4%	5.9%	19.7%	6.3%	(14.2)%	(20.0)%	33.0%	14.3%
Retail Centers (1)	(5.0)%	(9.6)%	8.1%	4.7%	16.0%	10.6%	66.4%	57.4%	(2.1)%	(2.0)%
Total	6.7%	0.1%	15.3%	5.6%	19.4%	6.6%	(6.5)%	(13.1)%	25.6%	11.1%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$792,950	$29.40	$1,378,204	$63.43	$3,740,775	$82.55	$11,732,915	$61.00	$2,333,378	$64.63
Retail Centers	393,000	68.50	54,410	4.92	244,213	35.08	1,923,540	54.06	60,030	7.18
Subtotal	$1,185,950	$36.25	$1,432,614	$43.69	$3,984,988	$76.23	$13,656,455	$59.91	$2,393,408	$53.84
Leasing Commissions
Office Buildings	$256,226	$9.49	$312,397	$14.38	$1,299,136	$28.67	$3,263,054	$16.96	$688,811	$19.08
Retail Centers	163,272	28.46	78,751	7.12	79,597	11.43	620,605	17.44	98,930	11.84
Subtotal	$419,498	$12.83	$391,148	$11.93	$1,378,733	$26.37	$3,883,659	$17.04	$787,741	$17.72
Tenant Improvements and Leasing Commissions
Office Buildings	$1,049,176	$38.89	$1,690,601	$77.81	$5,039,911	$111.22	$14,995,969	$77.96	$3,022,189	$83.71
Retail Centers	556,272	96.96	133,161	12.04	323,810	46.51	2,544,145	71.50	158,960	19.02
Total	$1,605,448	$49.08	$1,823,762	$55.62	$5,363,721	$102.60	$17,540,114	$76.95	$3,181,149	$71.56

(1) The percentage decrease in 1st Quarter 2018 retail rental rates is due to a new lease on 2,100 square feet of space that had been vacant for approximately 2 years.

Commercial Leasing Summary - Renewal Leases

	1st Quarter 2018		4th Quarter 2017		3rd Quarter 2017		2nd Quarter 2017		1st Quarter 2017
Gross Leasing Square Footage
Office Buildings	69,593		49,090		10,531		22,026		104,283
Retail Centers	44,759		11,481		40,780		116,740		47,279
Total	114,352		60,571		51,311		138,766		151,562
Weighted Average Term (years)
Office Buildings	4.1		4.4		5.9		6.5		11.8
Retail Centers	5.5		7.7		4.4		5.0		5.7
Total	4.7		5.0		4.7		5.3		9.9
Weighted Average Free Rent Period (months)
Office Buildings	4.0		0.3		2.2		3.0		12.1
Retail Centers	—		1.5		—		—		—
Total	2.9		0.6		0.8		0.9		9.1

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$41.34	$41.73	$34.21	$37.14	$47.80	$48.03	$50.64	$51.78	$46.52	$50.00
Retail Centers	21.00	21.73	32.21	32.49	25.80	26.09	21.10	21.35	32.13	33.61
Total	$33.38	$33.90	$33.86	$36.34	$30.32	$30.59	$25.79	$26.18	$42.03	$44.88

Rate on new leases
Office Buildings	$43.51	$41.32	$34.14	$32.60	$56.91	$55.80	$58.15	$55.54	$58.13	$50.05
Retail Centers	23.61	22.55	37.18	36.07	26.49	26.28	23.43	23.21	37.10	35.64
Total	$35.72	$33.97	$34.67	$33.20	$32.74	$32.34	$28.94	$28.34	$51.57	$45.56

Percentage Increase
Office Buildings	5.3%	(1.0)%	(0.2)%	(12.2)%	19.1%	16.2%	14.8%	7.3%	25.0%	0.1%
Retail Centers	12.4%	3.8%	15.4%	11.0%	2.7%	0.7%	11.1%	8.7%	15.5%	6.0%
Total	7.0%	0.2%	2.4%	(8.6)%	8.0%	5.7%	12.2%	8.3%	22.7%	1.5%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,085,517	$15.60	$687,818	$14.01	$126,994	$12.06	$279,990	$12.71	$9,703,224	$93.05
Retail Centers	100,000	2.23	—	—	—	—	22,800	0.20	111,925	2.37
Subtotal	$1,185,517	$10.37	$687,818	$11.36	$126,994	$2.47	$302,790	$2.18	$9,815,149	$64.76
Leasing Commissions
Office Buildings	$591,590	$8.50	$303,570	$6.18	$89,452	$8.49	$196,926	$8.94	$2,981,750	$28.59
Retail Centers	34,609	0.78	38,753	3.38	32,754	0.80	59,431	0.51	137,765	2.91
Subtotal	$626,199	$5.47	$342,323	$5.65	$122,206	$2.38	$256,357	$1.85	$3,119,515	$20.58
Tenant Improvements and Leasing Commissions
Office Buildings	$1,677,107	$24.10	$991,388	$20.19	$216,446	$20.55	$476,916	$21.65	$12,684,974	$121.64
Retail Centers	134,609	3.01	38,753	3.38	32,754	0.80	82,231	0.71	249,690	5.28
Total	$1,811,716	$15.84	$1,030,141	$17.01	$249,200	$4.85	$559,147	$4.03	$12,934,664	$85.34

10 Largest Tenants - Based on Annualized Commercial Income
March 31, 2018

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	33	5.5%	210,354	3.6%
Advisory Board Company	2	14	5.4%	310,668	5.3%
Atlantic Media, Inc.	1	115	3.5%	134,084	2.3%
Capital One	5	49	2.9%	148,742	2.5%
Booz Allen Hamilton, Inc.	1	94	2.3%	222,989	3.8%
Blank Rome LLP (1)	1	21	2.0%	67,843	1.1%
Hughes Hubbard & Reed LLP	1	123	1.6%	59,154	1.0%
FBR Capital Markets & Company	1	57	1.4%	55,105	0.9%
Epstein, Becker & Green, P.C.	1	130	1.4%	55,318	0.9%
Promontory Interfinancial Network, LLC	1	104	1.1%	36,867	0.6%
Total/Weighted Average		60	27.1%	1,301,124	22.0%

Note: This table excludes short-term leases.

(1) The weighted average remaining lease term for Blank Rome LLP's space includes the effect of a master lease agreement, under which another tenant will assume the majority of Blank Rome LLP's space for an additional 12 months.

Industry Diversification - Office
March 31, 2018

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$52,799,656	33.27%	1,459,606	39.51%
Finance and Insurance	29,044,948	18.30%	594,138	16.09%
Other Services (except Public Administration)	20,509,209	12.92%	437,388	11.84%
Legal Services	16,674,927	10.51%	318,789	8.63%
Information	14,439,711	9.10%	288,347	7.81%
Health Care and Social Assistance	5,403,511	3.41%	149,842	4.06%
Public Administration	3,245,450	2.05%	72,890	1.97%
Retail Trade	2,887,645	1.82%	54,497	1.48%
Miscellaneous:
Construction	2,645,546	1.67%	53,405	1.45%
Educational Services	2,476,060	1.56%	67,660	1.83%
Manufacturing	2,084,695	1.31%	33,815	0.92%
Accommodation and Food Services	1,686,920	1.06%	44,055	1.19%
Other	4,785,714	3.02%	118,977	3.22%
Total	$158,683,992	100.00%	3,693,409	100.00%
Note: Federal government tenants comprise up to 1.4% of annualized base rental revenue.

Industry Diversification - Retail
March 31, 2018

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Retail:
Retail Trade	$27,058,747	56.13%	1,431,279	69.57%
Accommodation and Food Services	7,641,457	15.85%	226,449	11.00%
Finance and Insurance	4,128,678	8.56%	53,876	2.62%
Other Services (except Public Administration)	3,615,651	7.50%	113,936	5.54%
Arts, Entertainment, and Recreation	2,048,323	4.25%	126,838	6.16%
Health Care and Social Assistance	1,455,015	3.02%	39,216	1.91%
Miscellaneous:
Information	761,165	1.58%	17,047	0.83%
Wholesale Trade	466,126	0.97%	13,736	0.67%
Educational Services	354,056	0.73%	10,713	0.52%
Other	681,882	1.41%	24,239	1.18%
Total	$48,211,100	100.00%	2,057,329	100.00%

Lease Expirations
March 31, 2018

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2018	32	134,766	3.62%	$5,873,199	$43.58	3.26%
2019*	75	752,565	20.22%	33,459,769	44.46	18.59%
2020	49	424,982	11.42%	20,433,765	48.08	11.35%
2021	61	392,466	10.55%	16,855,269	42.95	9.37%
2022	44	428,171	11.51%	19,975,079	46.65	11.10%
2023 and thereafter	172	1,588,619	42.68%	83,366,217	52.48	46.33%
	433	3,721,569	100.00%	$179,963,298	48.36	100.00%
Retail:
2018	19	196,848	9.57%	$2,014,664	$10.23	3.89%
2019	32	121,503	5.91%	3,754,208	30.90	7.26%
2020	41	386,990	18.81%	7,254,577	18.75	14.02%
2021	24	220,127	10.70%	3,989,881	18.13	7.71%
2022	47	306,663	14.91%	8,448,351	27.55	16.33%
2023 and thereafter	116	825,198	40.10%	26,272,626	31.84	50.79%
	279	2,057,329	100.00%	$51,734,307	25.15	100.00%
Total:
2018	51	331,614	5.74%	$7,887,863	$23.79	3.40%
2019*	107	874,068	15.13%	37,213,977	42.58	16.06%
2020	90	811,972	14.05%	27,688,342	34.10	11.95%
2021	85	612,593	10.60%	20,845,150	34.03	9.00%
2022	91	734,834	12.72%	28,423,430	38.68	12.27%
2023 and thereafter	288	2,413,817	41.76%	109,638,843	45.42	47.32%
	712	5,778,898	100.00%	$231,697,605	40.09	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

* Excluding 2445 M Street, which is expected to be sold in June 2018, lease expirations in the Office segment for 2019 are as follows:
Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
2019	63	460,558	13.47%	$21,812,342	$47.36	13.01%

Schedule of Properties
March 31, 2018

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Office Buildings
515 King Street	Alexandria, VA	1992	1966	75,000	94%	94%
Courthouse Square	Alexandria, VA	2000	1979	118,000	90%	88%
1600 Wilson Boulevard	Arlington, VA	1997	1973	170,000	97%	97%
Fairgate at Ballston	Arlington, VA	2012	1988	146,000	90%	90%
Arlington Tower	Arlington, VA	2018	1980/2014	396,000	94%	91%
Monument II	Herndon, VA	2007	2000	209,000	89%	84%
925 Corporate Drive	Stafford, VA	2010	2007	135,000	69%	69%
1000 Corporate Drive	Stafford, VA	2010	2009	136,000	63%	59%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	549,000	97%	96%
John Marshall II	Tysons, VA	2011	1996/2010	223,000	100%	100%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	100,000	97%	95%
1220 19th Street	Washington, DC	1995	1976	102,000	99%	99%
1776 G Street	Washington, DC	2003	1979	264,000	100%	100%
2000 M Street	Washington, DC	2007	1971	231,000	98%	98%
2445 M Street	Washington, DC	2008	1986	292,000	100%	99%
1140 Connecticut Avenue	Washington, DC	2011	1966	183,000	93%	93%
1227 25th Street	Washington, DC	2011	1988	136,000	100%	99%
Army Navy Building	Washington, DC	2014	1912/1987/2017	109,000	95%	86%
1775 Eye Street, NW	Washington, DC	2014	1964	186,000	100%	100%
Watergate 600	Washington, DC	2017	1972/1997	294,000	93%	91%
Subtotal				4,054,000	95%	93%

(1) The leased and occupied square footage for office and retail properties includes temporary lease agreements.

Schedule of Properties (continued)
March 31, 2018

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Retail Centers
Bradlee Shopping Center	Alexandria, VA	1984	1955	172,000	97%	97%
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000	98%	98%
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	93%	93%
Concord Centre	Springfield, VA	1973	1960	75,000	77%	77%
Gateway Overlook	Columbia, MD	2010	2007	220,000	100%	98%
Frederick County Square	Frederick, MD	1995	1973	228,000	93%	93%
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000	89%	89%
Centre at Hagerstown	Hagerstown, MD	2002	2000	333,000	95%	86%
Olney Village Center	Olney, MD	2011	1979/2003	198,000	98%	92%
Randolph Shopping Center	Rockville, MD	2006	1972	83,000	88%	65%
Montrose Shopping Center	Rockville, MD	2006	1970	147,000	99%	97%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100%	100%
Westminster	Westminster, MD	1972	1969	150,000	96%	95%
Wheaton Park	Wheaton, MD	1977	1967	74,000	92%	92%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	89%	89%
Spring Valley Village	Washington, DC	2014	1941/1950	78,000	86%	86%
Subtotal				2,333,000	94%	91%

(1) The leased and occupied square footage for office and retail properties includes temporary lease agreements.

Schedule of Properties (continued)
March 31, 2018

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000	99%	96%
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,001,000	97%	95%
Park Adams / 200	Arlington, VA	1969	1959	173,000	97%	96%
Bennett Park / 224	Arlington, VA	2007	2007	215,000	97%	96%
The Paramount / 135	Arlington, VA	2013	1984	141,000	96%	95%
The Maxwell / 163	Arlington, VA	2014	2014	116,000	99%	98%
The Wellington / 711	Arlington, VA	2015	1960	600,000	97%	96%
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000	97%	94%
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000	98%	96%
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000	97%	96%
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000	95%	94%
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000	97%	94%
Yale West / 216	Washington, DC	2014	2011	173,000	96%	95%
Subtotal (4,268 units)				3,594,000	97%	95%
TOTAL PORTFOLIO				9,981,000

(1) Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

Supplemental Definitions
March 31, 2018

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, casualty gain, gain/loss on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis ending occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.

Certain statements in our supplemental and on our conference call, including the closing of the sale of 2445 M Street, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements in this earnings release preceded by, followed by or that include the words “believe,” “expect,” “intend,” “anticipate,” “potential,” “project,” “will” and other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, the potential for federal government budget reductions, the risk of failure to complete contemplated acquisitions and dispositions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2017 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.